UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

SPINDLE, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-145088	20-8241820
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 East Thomas Road
Scottsdale, AZ	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 335-7351

_________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On May 16, 2012, a press release was issued by ValidSoft, a global supplier of advanced telecommunications-based fraud prevention, authentication and transaction verification solutions, and a wholly owned subsidiary of Elephant Talk Communications, Corp. (“ETAK”), stating that ValidSoft has entered into a strategic partnership with the Registrant, a provider of mobile commerce and alternative payment solutions for merchants and consumers.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

99.1	Press Release dated May 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPINDLE, INC.
(Registrant)

Signature	Title	Date

/s/ William Clark	President	May 16, 2012
William Clark

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